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Exhibit 10.107

                               MICHAEL FOODS, INC.
                               CONSENT RESOLUTION
                            SEVERANCE PLAN EXTENSION

The undersigned, being all of the members of the Board of Directors of Michael Foods, Inc. (the "Company"), do hereby consent to and adopt the following resolution as of the 26th day of June, 1996, and do attest to the due and valid adoption thereof by affixing their signatures hereto:

WHEREAS, Compensation Committee of the Company's Board of Directors passed the following resolution on February 20, 1996:

RESOLVED, THAT THE COMPENSATION COMMITTEE RECOMMENDS TO THE FULL BOARD OF DIRECTORS THAT THE SEVERANCE PAY PLAN FOR ELIGIBLE EMPLOYEES OF MICHAEL FOODS, INC. AND ITS SUBSIDIARIES (THE "SEVERANCE PLAN"), AS APPROVED AND IMPLEMENTED IN ACCORDANCE WITH THE DIRECTIVES OF THE BOARD OF DIRECTORS ON JULY 26, 1990 AND EXTENDED THROUGH JULY 1, 1996, BE HEREBY EXTENDED FOR A PERIOD OF ONE ADDITIONAL YEAR TO A NEW TERMINATION DATE OF JULY 1, 1997.

     NUMBER OF EMPLOYEES COVERED UNDER THE SEVERANCE PLAN
      FROM JULY 1, 1995 TO JULY 1, 1996. . . . . . . . . . . . . . . . . . .  20

     EMPLOYEES REMOVED:
          CHARLES YAHNKE - M. G. WALDBAUM (PREVIOUSLY REMOVED)
          BILL GOUCHER - M. G. WALDBAUM
          DAVID SWANSON - MICHAEL FOODS DISTRIBUTION
          DAVID PORTER - MICHAEL FOODS SALES
     EMPLOYEES ADDED:
          JAMES MOHR - MICHAEL FOODS DISTRIBUTION
          MAX HOFFMANN - NORTHERN STAR

     NUMBER OF EMPLOYEES COVERED UNDER THE SEVERANCE PLAN
          FROM JULY 1, 1996 TO JULY 1,1997 . . . . . . . . . . . . . . . . .  18

and

WHEREAS, the Compensation Committee stated it would present the above recommendation to the Board of Directors in June 1996 for action at that time; therefore be it

RESOLVED, that the Board of Directors hereby ratifies the actions of the Compensation Committee of February 20, 1996 and approves the extension of and modifications to the Severance Plan as specified in the Compensation Committee resolution of the same date.